Note 18 - Subsequent Event	12 Months Ended
Mar. 31, 2023
Notes to Financial Statements
Subsequent Events [Text Block]

18. Subsequent Event

On May 23, 2023, the Company entered into Second Amended and Restated Loan and Guaranty Agreement Amendment 1 with Farm Credit East, ACA (“the Amendment”). The Amendment amends, restates and replaces in its entirety Term Loan A-2 (as defined in Note 7, Long-Term Debt) and provides a single advance term facility in the principal amount of $125.0 million to be combined with the existing $173.5 million Term Loan A-2 into one single $298.5 million term loan (“Amended Term Loan A-2”). Amended Loan Term A-2 is secured by a portion of the Company’s property, plant and equipment and bears interest at a variable interest rate based upon SOFR plus an additional margin determined by the Company’s leverage ratio.